THE ALLIANCEBERNSTEIN GROWTH FUNDS

-AllianceBernstein Growth Fund

-AllianceBernstein Global Thematic Growth Fund

-AllianceBernstein International Growth Fund

Supplement dated May 23, 2013 to the Summary Prospectuses and Prospectus dated November 1, 2012 of the AllianceBernstein Growth Fund, AllianceBernstein Global Thematic Growth Fund and AllianceBernstein International Growth Fund (together the “Prospectuses”).

Each of the Funds listed above is hereinafter referred to as a “Fund” or collectively, the “Funds”.

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The following chart for each Fund below replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for that Fund and reflects those persons responsible for the day-to-day management of that Fund’s portfolio.

AllianceBernstein Global Thematic Growth Fund

Employee	Length of Service	Title
Daniel C. Roarty	Since 2013	Senior Vice President of the Adviser
Amy P. Raskin	Since 2008	Senior Vice President of the Adviser
Tassos M. Stassopoulos	Since 2013	Senior Vice President of the Adviser
Vadim Zlotnikov	Since 2008	Senior Vice President of the Adviser

AllianceBernstein International Growth Fund

Employee	Length of Service	Title
Daniel C. Roarty	Since 2011	Senior Vice President of the Adviser
Amy P. Raskin	Since 2013	Senior Vice President of the Adviser
Tassos M. Stassopoulos	Since 2011	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Funds — Portfolio Managers” in the Prospectus with respect to the Funds.

AllianceBernstein Growth Fund

The day-to-day management of, and investment decisions for, the AllianceBernstein Growth Fund are made by the Adviser’s Growth Investment Team. The Growth Investment Team relies heavily on the fundamental and quantitative analysis and research of the Adviser’s large internal research staff.

AllianceBernstein Global Thematic Growth Fund

The day-to-day management of, and investment decisions for, the AllianceBernstein Global Thematic Growth Fund are made by the Adviser’s Global Growth and Thematic Investment Team. The Global Growth and Thematic Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser’s large internal research staff.

The following table lists the persons within the Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel C. Roarty; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since May 2011 and Team Leader and Technology Sector Head of the Global/International Research Growth Team. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2008.

Amy P. Raskin; since 2008; Senior Vice President of the Adviser	Senior Vice President and Director of Research of U.S. Equities of the Adviser, with which she has been associated in a substantially similar capacity as a portfolio manager since prior to 2008.

Tassos M. Stassopoulos; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2008.

Vadim Zlotnikov; since 2008; Senior Vice President of the Adviser	Senior Vice President and Chief Market Strategist of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2008.

AllianceBernstein International Growth Fund

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel C. Roarty; since 2011; Senior Vice President of the Adviser	(see above)

Amy P. Raskin; since 2013; Senior Vice President of the Adviser	(see above)

Tassos M. Stassopoulos; since 2011; Senior Vice President of the Adviser	(see above)

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0101-0513

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